Manor
                                      Investment Funds, Inc.



                                          Semi-Annual Report
                                           December 31, 1997





                                                Fund Office:
                                          15 Chester Commons
                                           Malvern, PA 19355
                              610-722-0900      800-787-3334



                                                 Managed by:
                               Morris Capital Advisors, Inc.
                Manor Investment Funds, Inc.
                     15 Chester Commons
                     Malvern, PA  19355
                                           December 31, 1997
Dear Fellow Shareholders:

     I am pleased to report that the Manor Fund continued to grow during this recent quarter, ending the year with $1.5 million in total assets. This growth is the result of new shareholder contributions and market performance. I thank each of you for contribution to our success.

     The Fund posted a positive return for the quarter, and rose 25.54% for the full year. On December 29, the Board of Directors declared a dividend of $0.20 per share, of that total $0.04 was net investment income and $0.16 was realized capital gains. Additional information on the dividend is contained on your year-end statement and in the dividend notice mailed to all shareholders.

     The 4th Quarter was difficult for most investors as Asian currency problems triggered market declines. The declines made dramatic headlines in the US, causing a knee-jerk reaction in our markets. I used the market pullback during the quarter to invest in Gillette, Merck, and Pfizer, and to add to some existing Fund positions. Despite these purchases, the Fund ended the year with a relatively high cash position, which should benefit the Fund in a market decline. I intend to invest some of the cash in the market as opportunities arise.

     The problems in Asia could be a blessing in disguise because it will slow economic growth and keep inflation low, which should help to reduce interest rates. By year-end, long-term treasury rates declined to 5.92% from a high of 7.18% in mid-April. This decline in rates will reduce the attractiveness of fixed income investments relative to stocks.

     I remain cautiously optimistic on the stock market at this time. I think that interest rates will continue to remain low and that companies will report better earnings than many expect. I continue to believe that the stock market provides the best return for long-term investors.
                                   Sincerely,
                                   Daniel A. Morris
                Manor Investment Funds, Inc.
                  Portfolio of Investments
                      December 31, 1997

                                Market
                                 Value
Common &     89.1 %
Perferred
Stock

Consumer Staples  7.9%
      750  Coca Cola            50,016
      680  Gillette             68,298
                               118,314
Retail    7.3%
      850  Kmart Preferred      43,880
           Class T
      940  McDonalds            44,885
      460  Sears, Roebuck &     20,815
           Co.
                               109,580
Medical    7.1%
      430  Merck                45,580
      810  Pfizer               60,396
                               105,976
Automobile  9.7%
    1,500  Chrysler Corp.       52,780
      930  General Motors       56,498
      560  Goodyear Tire        35,630
                               144,908
Basic Materials  4.0%
    1,000  DuPont               60,062
                                60,062
Construction   5.0%
    1,460  Masco                74,278
                                74,278
Multi-Industry  10.3%
    1,860  Allied Signal        72,190
    1,120  General Electric     82,180
                               154,370
Computer    11.4%
      980  Hewlett-Packard      61,128
      700  Int. Bus. Machines   73,238
      520  Intel                36,530
                               170,896
Aerospace    0.2%
       59  Raytheon              2,913
                                 2,913
Oils   3.5%
      680  Chevron              52,318
                                52,318
Finance    19.1%
      870  Allstate Insurance   78,735
    2,970  MBNA Corp.           81,304
    1,470  Travelers, Inc.      79,196
    2,150  US F&G Corp.         47,435
                               286,670
Transportation   3.7%
      460  Delta Airlines       54,740
                                54,740
        Total Common Stock   1,335,025

Cash and Cash      10.9%
Equivalents
           FNB West Chester        982
           Demand Deposit
           FNB West Chester     80,165
           Investor's Choice
           FNB West Chester     83,011
           Money Market
                               164,158

Total Portfolio           $  1,499,183

              Statement of Assets & Liabilities
                Manor Investment Funds, Inc.
                      December 31, 1997





Assets
Investments at market value                    $
(cost: $ 1,341,924.76)              1,499,182.83
Receivable for:
                Dividends       588.70
                Interest        266.44
                                          855.14

                                    1,500,037.97


Liabilities and Net Assets
Payable for:
                 Expenses       635.86
                 Payable to    -  0  -
shareholders
                                          635.86

                                 $  1,499,402.11


Fund Shares outstanding              108,925.953

Pricing of Shares
Net Asset Value per share               $  13.77


                   Statement of Operations
                Manor Investment Funds, Inc.
                      December 31, 1997





Investment Income
                 Dividends  $12,516.92
                 Interest     3,475.57
                 Accrued        189.50
Income change
                                   $   16,181.99


Expenses
                 Trustee Fee  2,224.35
                 Management   5,411.57
Fee
                 Misc. Fee    4,117.60
                 Accrued        232.24
Expense change
                                       11,985.76

Net Investment Income                   4,196.23



Realized and unrealized gain
on investments:

Realized gain on securities
transactions:
   Proceeds from sales               228,627.23
   Cost of securities sold           211,107.04
                                      17,520.19

Unrealized
appreciation(depreciation)
of investments:
   Beginning of period                19,064.87
   End of period                     157,258.07
                                     138,193.20

Net realized and unrealized          155,713.39
gain on investments

Net increase in net assets        $  159.909.62
from operations

             Statement of Changes in Net Assets
                Manor Investment Funds, Inc.
                      December 31, 1997





From Operations:
                  Net Investment income  4,196.23
                  Net realized gain     17,520.19
                    from security sales
                  Net change in         138,193.20
                    unrealized appreciation

Net increase in net assets from         159,909.62
operations

Deductions to shareholders from:
                  Net investment income           - 3,941.61
                  Net realized short term gain    -12,072.30
                  Net realized long term gain     - 5,447.89
                                                  -21,461.80



From Fund share transactions:
     Reinvestment of dividends and gain distributions        21,461.80
     Proceeds from shares sold                            1,096,963.19
     Payments for shares redeeemed                        - 152,324.04
     Residual cash change                                       196.56

Net increase in net assets from Fund share transactions     966,297.51


Total increase in net assets                              1,104,745.33

Net assets:
                  Beginning of period                       394,656.78

                  End of period                        $  1,499,402.11









           Top Five Holdings    December 31, 1997

Company          Industry              % of Net
                                         Assets
General          Multi-Industry           5.5 %
Electric
MBNA Corp.       Finance                  5.5 %
Travelers        Finance                  5.4 %
Allstate         Finance                  5.3 %
Insurance
Int. Bus.        Computer                 4.9 %
Machines









          Top Five Industries     December 31, 1997

Industry                  % of Net
                            Assets
Finance                     19.1 %
Computer                    11.4 %
Multi-Industry              10.3 %
Automobile                   9.7 %
Retail                       7.3 %















                                          Annualized
                         Total      Full       Total
                        Return      Year      Return
                             3      1997       Since
                        Months             Inception

Manor Investment        0.53 %   25.54 %     16.36 %
Funds

Lipper Growth &         0.98 %   26.86 %     22.24 %
Income Fund Index

S&P 500 Index           2.76 %   33.36 %     27.86 %